                                   EXHIBIT 23






                         CONSENT OF INDEPENDENT AUDITORS

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Wilmington Trust Corporation of our report dated January 26, 2001, included in the 2000 Annual Report to Shareholders of Wilmington Trust Corporation.

We also consent to the incorporation by reference in the following Registration Statements of Wilmington Trust Corporation of our report dated January 26, 2001, with respect to the consolidated financial statements of Wilmington Trust Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 2000:

Registration Statement
       Number                     Form                  Description
------------------------       ----------     ----------------------------------
      33-43675                 Form S-8       1991 Employee Stock Purchase Plan,
                                              1991 Long-Term Incentive Stock
                                              Option Plan, 1988 Long-Term
                                              Incentive Stock Option Plan, 1983
                                              Employee Stock Option Plan,
                                              Thrift Savings Plan, and
                                              Employee Stock Ownership Plan


     333-04042                 Form S-8       1996 Employee Stock Purchase Plan
                                              and 1996 Long-Term Incentive Plan

     333-49019                 Form S-3       Subordinated Debt

     333-69479                 Form S-8       Thrift Savings Plan

     333-80009                 Form S-8       1999 Long Term Incentive Plan and
                                              Executive Incentive Plan

     333-69453                 Form S-3       Stock Offering to Public
     333-37928                 Form S-8       2000 Employee Stock Purchase Plan






Philadelphia, Pennsylvania                            /s/ Ernst & Young LLP
March 28, 2001